SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2011

BSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35309	80-0752082
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

2 Leonard Street, Belmont, Massachusetts	02478
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (617) 484-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On September 29, 2011, BSB Bancorp, Inc. (the “Company”), the proposed holding company for Belmont Savings Bank, issued a press release announcing that the Company expects to complete its initial public offering on Tuesday, October 4, 2011, pending final regulatory approval.  The offering is being made in connection with the mutual-to-stock conversion of BSB Bancorp, MHC, the current mutual holding company for Belmont Savings Bank.  The Company also announced that it expects shares of its common stock to begin trading on the Nasdaq Capital Market under the symbol “BLMT”, on Wednesday, October 5, 2011.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits

Exhibit                       Description

99.1	Press Release, dated September 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BSB BANCORP, INC.

DATE: September 30, 2011	By:	/s/ Robert M. Mahoney
Robert M. Mahoney
President and Chief Executive Officer